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                                  EXHIBIT 10

                                                                  EXECUTION COPY



                               FIRST AMENDMENT TO
            SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY

                  FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY (the "First Amendment") dated as of May 22, 1997 among BISCAYNE APPAREL, INC., BISCAYNE APPAREL INTERNATIONAL, INC., MACKINTOSH OF NEW ENGLAND CO., and M & L INTERNATIONAL, INC., (individually, each a "Borrower" and collectively, the "Borrowers" and individually, each a "Guarantor" and collectively, the "Guarantors"), THE CHASE MANHATTAN BANK, CORESTATES BANK, N.A., BANKBOSTON, N.A. (formerly known as The First National Bank of Boston, FLEET BANK N.A., and MILBERG FACTORS, INC. (individually, each a "Lender" and collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"), and MILBERG FACTORS, INC., as servicing agent for the Lenders (in such capacity, together with its successors in such capacity, the "Servicing Agent").

                  PRELIMINARY STATEMENT. The Borrowers, the Guarantors, the Lenders and the Agents have entered into a Second Amended and Restated Credit Agreement and Guaranty dated as of March 24, 1997 (the "Credit Agreement"). The terms defined in the Credit Agreement are used in this First Amendment as in the Credit Agreement unless otherwise defined in this First Amendment.

                  The Borrowers, the Lenders and the Agents have agreed to amend certain provisions of the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (1) The definition of "Revolving Credit Loans Permitted Overadvance (During the Month)" is amended by adding the following at the end of such definition:

                           "Notwithstanding the foregoing, the amount specified
                  for each day during the month of May, 1997 other than the last day of such month is $5,500,000.

                           Notwithstanding the foregoing, the amount specified
                  for each day during the month of June,






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                  1997 other than the last day of such month is $10,000,000."

                  (2) The definition of "Revolving Credit Loans Permitted Overadvance (Month End)" is amended by adding the following at the end of such definition:

                           "Notwithstanding the foregoing, the amount
                  specified for the end of the month of May, 1997 is $5,500,000."

                  SECTION 2. CONDITIONS OF EFFECTIVENESS TO THIS FIRST AMENDMENT. This First Amendment shall become effective on the date on which the Borrowers, the Lenders and the Agents shall each have executed and delivered this First Amendment.

                  SECTION 3. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS. Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  Except as specifically amended above, the Credit Agreement and all other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Facility Documents, nor constitute a waiver of any provision of the Facility Documents.

                  SECTION 4. COSTS AND EXPENSES. The Borrowers agree to pay the Agent, the Servicing Agent, and the Lenders on demand all costs, expenses and charges, in connection with the preparation, reproduction, execution, delivery, filing, recording and administration of this First Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agent, the Servicing Agent, and each Lender with respect thereto and with respect to advising the Agent, the Servicing Agent, and each Lender as to its rights and responsibilities under such documents, and all costs and expenses, if any, in connection with the enforcement of any such documents.

                  SECTION 5. GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.





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                  SECTION 6.  HEADINGS.  Section headings in this First
Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

                  SECTION 7. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this First Amendment by signing any such counterpart.





                           [INTENTIONALLY LEFT BLANK.]






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                  IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be duly executed as of the day and year first above written.


                                            BISCAYNE APPAREL, INC.


                                            By /s/ Peter Vandenberg Jr.
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title:  Executive Vice President


                                            BISCAYNE APPAREL INTERNATIONAL,
                                            INC.


                                            By /s/ Peter Vandenberg Jr.
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title:  President


                                            MACKINTOSH OF NEW ENGLAND CO.


                                            By /s/ Peter Vandenberg Jr.
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title:  President


                                            M & L INTERNATIONAL, INC.


                                            By /s/ Peter Vandenberg Jr.
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title: Vice President


                                            THE CHASE MANHATTAN BANK, as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            MILBERG FACTORS, INC., as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:






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                                            BISCAYNE APPAREL, INC.


                                            By
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title:  Executive Vice President


                                            BISCAYNE APPAREL INTERNATIONAL,
                                            INC.


                                            By
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title:  President


                                            MACKINTOSH OF NEW ENGLAND CO.


                                            By
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title:  President


                                            M & L INTERNATIONAL, INC.


                                            By
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title: Vice President


                                            THE CHASE MANHATTAN BANK, as Lender


                                            By /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                            MILBERG FACTORS, INC., as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:







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                                            BISCAYNE APPAREL, INC.


                                            By
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title:  Executive Vice President


                                            BISCAYNE APPAREL INTERNATIONAL,
                                            INC.


                                            By
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title:  President


                                            MACKINTOSH OF NEW ENGLAND CO.


                                            By
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title:  President


                                            M & L INTERNATIONAL, INC.


                                            By
                                              --------------------------------
                                              Name:  Peter Vandenberg Jr.
                                              Title: Vice President


                                            THE CHASE MANHATTAN BANK, as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            MILBERG FACTORS, INC., as Lender


                                            By /s/ David J. Milberg
                                              --------------------------------
                                              Name:  David J. Milberg
                                              Title: Vice President







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                                            CORESTATES BANK, N.A., as Lender


                                            By /s/ John A. Guntes
                                              --------------------------------
                                              Name:  John A. Guntes
                                              Title: Assistant Vice President


                                            BANKBOSTON, N.A. (formerly known as
                                            The First National Bank of Boston)
                                              as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            FLEET BANK, N.A., as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            THE CHASE MANHATTAN BANK, as Agent


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            MILBERG FACTORS, INC., as
                                              Servicing Agent


                                            By
                                              --------------------------------
                                              Name:
                                              Title:




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                                            CORESTATES BANK, N.A., as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            BANKBOSTON, N.A. (formerly known as
                                            The First National Bank of Boston)
                                              as Lender


                                            By /s/ David F. Eusion
                                              --------------------------------
                                              Name:  David F. Eusion
                                              Title: Director


                                            FLEET BANK, N.A., as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            THE CHASE MANHATTAN BANK, as Agent


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            MILBERG FACTORS, INC., as
                                              Servicing Agent


                                            By
                                              --------------------------------
                                              Name:
                                              Title:




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                                            CORESTATES BANK, N.A., as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            BANKBOSTON, N.A. (formerly known as
                                            The First National Bank of Boston)
                                              as Lender


                                            By
                                              --------------------------------
                                              Name:  David F. Eusion
                                              Title: Director


                                            FLEET BANK, N.A., as Lender


                                            By /s/ Anthony Santoro
                                              --------------------------------
                                              Name:  Anthony Santoro
                                              Title: Vice President


                                            THE CHASE MANHATTAN BANK, as Agent


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            MILBERG FACTORS, INC., as
                                              Servicing Agent


                                            By
                                              --------------------------------
                                              Name:
                                              Title:




                                       9
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                                            CORESTATES BANK, N.A., as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            BANKBOSTON, N.A. (formerly known as
                                            The First National Bank of Boston)
                                              as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            FLEET BANK, N.A., as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            THE CHASE MANHATTAN BANK, as Agent


                                            By /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                            MILBERG FACTORS, INC., as
                                              Servicing Agent


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


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                                            CORESTATES BANK, N.A., as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            BANKBOSTON, N.A. (formerly known as
                                            The First National Bank of Boston)
                                              as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            FLEET BANK, N.A., as Lender


                                            By
                                              --------------------------------
                                              Name:
                                              Title:


                                            THE CHASE MANHATTAN BANK, as Agent


                                            By /s/
                                              --------------------------------
                                              Name:
                                              Title:


                                            MILBERG FACTORS, INC., as
                                              Servicing Agent


                                            By  /s/ David J. Milberg
                                              --------------------------------
                                              Name:  David J. Milberg
                                              Title: Vice President






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